Exhibit 99.1

AAC Webcast Replay Available Until May 27, 2019

BRENTWOOD, Tenn., May 17, 2019 – On Monday May 13, 2019, AAC Holdings, Inc. (NYSE: AAC) hosted a conference call in which company leadership discussed near term plans to improve its operational results and balance sheet, including through potential transactions involving the company’s owned real estate. Company leadership also discussed treatment industry trends and long-term strategic observations.

Until May 27, 2019, a replay of the conference call will be available at ir.americanaddictioncenters.org or by dialing 1-877-344-7529 and entering the replay access code, 10131628.

The company is also preparing a plan to submit to the New York Stock Exchange, Inc. (the “NYSE”) to address the Company’s plan to improve its total market capitalization, following notice on May 17, 2019 from the NYSE that the Company’s average market capitalization was less than the required $50 million over a consecutive 30 trading-day period and that the most recently reported stockholders’ equity of the Company was also less than $50 million. By submitting the plan within the next 45 days, the Company’s common stock will continue to be listed and traded on the NYSE and the Company expects to be eligible for the NYSE’S 18-month cure period. The NYSE notification does not affect the Company’s business operations, its United States Securities and Exchange Commission reporting requirements, or its debt agreements.

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About American Addiction Centers American Addiction Centers is a leading provider of inpatient and outpatient substance abuse treatment services. We treat clients who are struggling with drug addiction, alcohol addiction, and co-occurring mental/behavioral health issues. We currently operate substance abuse treatment facilities located throughout the United States. These facilities are focused on delivering effective clinical care and treatment solutions. For more information, please find us at AmericanAddictionCenters.org or follow us on Twitter @AAC_Tweet.

Forward Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are made only as of the date of this release. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “may,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements may include information concerning AAC Holdings, Inc.’s (collectively with its subsidiaries; “AAC Holdings” or the “Company”) possible or assumed future results of operations, including descriptions of the Company’s revenue, profitability, outlook and overall business strategy. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from the information contained in the forward-looking statements. These risks, uncertainties and other factors include, without limitation: (i) the Company’s inability to effectively operate its facilities; (ii) the Company’s reliance on its sales and marketing program to continuously attract and enroll clients; (iii) a reduction in reimbursement rates by certain third-party payors for inpatient and outpatient services and point-of-care and definitive lab testing; (iv) the Company’s failure to successfully achieve growth through acquisitions and de novo projects; (v) risks associated with estimates of the value of accounts receivable or deterioration in collectability of accounts receivable; (vi) a failure to achieve anticipated financial results from contemplated and prior acquisitions; (vii) the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of an acquisition; (viii) the Company’s failure to achieve anticipated financial results from contemplated and prior acquisitions; (ix) a disruption in the Company’s ability to perform diagnostic laboratory services; (x) maintaining compliance with applicable regulatory authorities, licensure and permits to operate the Company’s facilities and laboratories; (xi) a disruption in the Company’s business and reputational and economic risks associated with the civil securities claims brought by shareholders or claims by various parties; (xii) inability to meet the covenants in the Company’s loan documents or lack of borrowing capacity; and (xiii) general economic conditions, as well as other risks discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and other filings with the Securities and Exchange Commission. As a result of these factors, we cannot assure you that the forward-looking statements in this release will prove to be accurate. Investors should not place undue reliance upon forward-looking statements.

Investor Relations Contact

Elizabeth Saunders

Clermont Partners

312-690-6008

IR@contactAAC.com